Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) Of
The Securities Exchange Act of 1934

Date of Report:  February 13, 2008

RICK'S CABARET INTERNATIONAL, INC.
(Exact  Name  of  Registrant  As  Specified  in  Its  Charter)

Texas	000-26958	76-0037324
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10959 Cutten Road
Houston, Texas 77066
(Address Of Principal Executive Offices, Including Zip Code)

(281) 397-6730
(Registrant's  Telephone  Number,  Including  Area  Code)

ITEM 8.01	OTHER EVENTS

On February 13, 2008, the Company issued a press release regarding the potential revenue and income forecast for fiscal year 2008 and calendar year 2008.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated February 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RICK'S CABARET INTERNATIONAL, INC.

By: /s/ Eric Langan
Date: February 13, 2008	Eric Langan
Chairman, President/Chief Executive Officer